PROSPECTUS & APPLICATION

                             THOMAS WHITE WORLD FUND
                           CAPTURING VALUE WORLDWIDESM


March 1, 1998

Thomas White World Fund (the "Fund") seeks long-term capital growth through a flexible policy of investing worldwide. It primarily invests in equity securities, including common and preferred stocks, within developed markets, including the United States, and to a lesser extent, within emerging markets. The Fund is a series of the Lord Asset Management Trust (the "Trust").

Lord Asset Management Trust 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605

Please read this prospectus before investing, and keep it on file for future reference. It contains information that an investor ought to know before investing, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information ("SAI") dated March 1, 1998 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference (it is legally considered a part of this prospectus). The SAI is available free upon request by calling:

1-800-811-0535


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Contents
Fund Highlights                    2      Fund Goal, Investment Strategy, Those Investors who may Find
                                          the Fund Attractive, and Risks and Potential Rewards

Expenses                           5      Expenses
Financial Information              6      Per Share Table

Investment Approach                7      The Advisor's
                                          Investment Approach
                                   9      Portfolio Diversification and Portfolio Turnover

Performance                       10      Performance

Your Account                      11      Doing Business with the
at the Fund                               Thomas White World Fund
                                  11      How to Buy Shares
                                  13      Choosing Your Account
                                          Registration
                                  17      How to Sell Shares

Shareholder Services              20      Statements and Reports
and Account Policies              20      Share Price
                                  21      Purchases and Redemptions
                                  22      Address Changes and
                                          Telephone Transactions
                                  23      Account Registration Charges
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Dividends, Distributions          24      Distribution Options and Taxes
and Taxes                         25      Foreign Income Taxes

The Fund in Detail                26      Organization and Management
                                  27      Custodian, Transfer Agent
                                          and Expenses
                                  27      Securities, Investment
                                          Practices and Risks

Contacting the Fund               35      Addresses, Phone Number and Web-Site

AN IMPORTANT PHONE NUMBER
All Shareholder Services: 1-800-811-0535
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Fund Highlights
Fund Goal
The Thomas White World Fund seeks long-term capital growth.

Investment Strategy
The Fund primarily invests in equity securities, including common and preferred stocks, although it may occasionally hold fixed-income or other securities. Generally, equity investments will represent a diversified portfolio of companies located in the world's developed countries, including the United States. There will also be a small portion of the assets in a diversified portfolio of companies from the emerging market countries. The Fund seeks to own attractively-priced companies that Thomas White International, Ltd., the Fund's investment advisor, thinks will benefit from favorable long-term economic, social and political trends.

Management
Thomas White International, Ltd. (the "Advisor") chooses investments for the Fund. Thomas S. White, Jr. is the Fund's portfolio manager and has been so since its inception. The Advisor takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is wholly owned by the Advisor. It has numerous experienced security analysts that perform ongoing investment valuation work on 3,000 global companies in forty-seven countries. The Institute's monthly global equity valuation publications are produced for use by its clients, who are asset management organizations worldwide.

Those Investors who may Find the Fund Attractive The Fund is designed for individuals with long-term investment horizons who want growth of capital rather than current income.

World, or global, funds characteristically obtain smoother performance than foreign, or international, funds. This is because world funds have a portion of their assets in U.S. securities. This exposure produces broader investment and portfolio diversification.

Investing directly in foreign markets is impractical for most investors because of the complexity of doing research and making transactions. Investors must deal with brokers in different time zones, arrange for available foreign currency, coordinate widely varying settlement dates, follow local regulations, account for dividend tax withholding reclaims, etc. The Fund manages these areas for its shareholders. The shareholders of the Fund have a diversified worldwide investment portfolio that is actively managed by experienced professionals. The Fund represents a practical, low cost, 100% no-load vehicle. It enables the individual ownership of an extensive worldwide investment portfolio.



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Risks and Potential Rewards
Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

The value of the Fund's investments, and therefore investment performance, will vary from day to day. Borrowing by the Fund, if any, may tend to exaggerate this effect. Performance depends on the manager's skill in selecting stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than the price you paid for them.

Did you know?

The Fund's investment advisor, Thomas White International, Ltd., also manages portfolios for institutional clients in Europe, the United Kingdom, the U.S. and Japan. The portfolio manager, Thomas White, takes full advantage of the extensive resources of the Global Capital Institute, a wholly owned investment research organization. The Institute's professionals do ongoing valuation-based security analysis on three thousand global companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

The Fund will generally be fully- invested in equity securities, including common and preferred stocks. History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, stock performance may be volatile and unpredictable, and may produce more negative annual returns than other asset classes. Moreover, holding foreign companies can entail taking more risk than owning the stocks of domestic companies.

Thomas White International recognizes the above risks and attempts in its management of the Fund to moderate them. It believes that a professionally structured and carefully monitored world portfolio can reduce the risks associated with single-country, less-diversified equity portfolios. The Fund is designed for investors who want to improve the return and risk profile of their equity portfolios by having some exposure to foreign investing. Its objective is to compliment, through diversification, single-country, domestic equity investing. It considers itself in competition with other foreign equity funds. The Fund attempts to configure its portfolio to moderate the natural volatility of equities, but its success in doing so cannot be assured.

The Fund is managed with a goal of producing long-term capital gains so as to minimize investor taxation. Current income is only a byproduct of the Advisor's investment process, and is not a primary objective.

See "Your Account with the Fund" for how to buy and redeem shares.

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The Thomas  White  World Fund is  designed  to take  advantage  of the  positive changes occurring in the world today.

These forty-seven countries contain over 3,000 companies that are valued by our analysts. Shareholders are partial owners of over 200 of the most undervalued of these firms. Whether they realize it or not, the Fund's shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.



DEVELOPED MARKETS

EUROPE
   Austria
   Belgium
   Denmark
   Finland
   France
   Germany
   Ireland
   Italy
   Netherlands
   Norway
   Spain
   Sweden
   Switzerland
   United Kingdom

NORTH AMERICA
   Canada
   United States

PACIFIC
   Australia
   Hong Kong
   Japan
   New Zealand
   Singapore


EMERGING MARKETS

GREATER EUROPE
   Czech Republic
   GreecePortugal
   Hungary        Russia
   PolandTurkey

MIDDLE EAST
   Israel

AFRICA
   South Africa

LATIN AMERICA
   Argentina      Mexico
   Brazil         Peru
   Chile          Venezuela
   Colombia
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INDIAN SUBCONTINENT
   India
   Pakistan
   Sri Lanka

FAR EAST
   China          Philippines
   Indonesia      Taiwan
   Korea          Thailand
   Malaysia

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's investment advisor. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

Expenses
Shareholder Transaction Expenses are charges paid when you buy or sell shares of the Fund.

Maximum sales charge
on purchases and reinvested
dividends                        None

Deferred sales charge            None

Redemption fee                   None

Annual fund operating expenses. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services and other activities. The Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

The following are based on historical expenses, and are calculated as |a percentage of average daily net assets

The Fund's total expense ratio is 1.47% compared to the average net expenses of 1.99% for the 131 world stock funds rated in the Morningstar Principia Database on January 31, 1998.

THOMAS WHITE WORLD FUND
Annual Fund Operating Expenses

Management fee.................1.00%

12b-1 fee........................None

Other Expenses..................0.47%

Total fund
operating expenses.............1.47%*

Example: Assume that the Fund's annual return is 5%, and that its operating expenses are exactly as shown in the column above. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

THOMAS WHITE WORLD FUND

After 1 year.....................$15

After 3 years....................$47

After 5 year.....................$81

After 10 years...................$176

The examples set forth above should not be considered a representation of future aggregate expenses of the Fund, and actual expenses may be greater or less than those shown. Use of this assumed 5% return is required by the Securities and Exchange Commission; ("SEC") it is not an illustration of past or future investment results.

*The Advisor has agreed to reimburse the Fund for its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.

Financial Information
Thomas White World Fund

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the past three years and the period from June 28, 1994 (Inception) to October 31,1994, appears in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call 1-800-811-0535.

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                                                                    Period from
                                                                   June 28,1994

For a share outstanding throughout the period  Year ended October 31(Inception) to

                                        1997       1996      1995  Oct. 31, '94

Net Asset Value, beginning of period      $12.33     $11.31    $10.50    $10.00

Income From Investment Operations
   Net investment income                  0.20       0.19      0.19      0.06
   Net realized and unrealized gain       1.65       1.51      0.71      0.44

Total from investment operations          1.85       1.70      0.90      0.50
Less Distributions
   From net investment income             (0.19)     (0.20)    (0.09)    -
   From net realized gains                 (0.76)     (0.48)   -         -
   Total distributions                    (0.95)     (0.68)    (0.09)    -

Change in net asset value for the period  0.90       1.02      0.81      0.50
Net Asset Value, end of period            $13.23      $12.33   $11.31    $10.50


Total Return                         15.80%     15.63%      8.65%     5.00%**

Ratios/Supplemental Data
Net assets at end of period (in thousands)$47,996$39,157  $32,979   $13,928
Ratio to average net assets:
   Expenses (net of reimbursement)     1.47%       1.50     1.49%     1.50%*+
   Net investment income               1.60%      1.63%     2.08%     1.79%*
Portfolio turnover rate               48.19%     51.22%    64.54%     1.01%

Average commission rate
   paid (per share):++                $0.0055   $0.0337   $0.0303     $0.0618

*  Annualized

** Not Annualized

+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

++ Required by regulations issued in 1995.
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Investment Approach
The Advisor's investment approach suggests that this Fund is appropriate for conservative investors who believe that foreign equity exposure will, as it has in the past, improve the return-risk profile of an equity portfolio.

This Fund is not for everyone. It has been designed by an experienced investment advisor to be valuable to private investors who have long-term savings and investment goals. It is best used by the person who recognizes the importance of designing a lifetime investment plan and wants to save regularly and invest those savings in a disciplined fashion. The Fund's shareholder communications are addressed to this type of prudent investor in an attempt to assist their particular needs and questions.

The Fund seeks to attract investors who will become increasingly comfortable with the Advisor's investment approach and remain shareholders for the entire life of their investment plans.

The Fund employs a valuation- based investment approach that Thomas White, the portfolio manager, has used successfully over many years. The Advisor attempts to obtain strong investment performance, but only within the context of conservative investment management. The Advisor seeks below average portfolio turnover, low portfolio volatility and superior returns in difficult market environments.

The Advisor believes that this style of investing is more likely to sustain superior returns over longer periods. This style may not be considered aggressive enough by many who are willing to take greater risks for greater rewards, despite the irregular returns and high volatility that go with such an approach. The Thomas White World Fund is therefore not appropriate for aggressive, short-term investors.

The Fund should be used by individuals who want to improve the return-risk profile of their combined investments by having exposure to foreign investing. It is designed for use as the international equity fund within a multi-fund portfolio because it compliments domestic equity funds. Thomas White
International's private clients have between 15% and 35% of their equity portfolios in world funds.

Investment Techniques
Thomas White International's preference for below average portfolio turnover and stable portfolios is reflected in an emphasis on stock selection and extensive country diversification.

Stocks typically are held for eighteen months to three years. Occasionally, however, securities purchased on a long-term basis may be sold within eighteen months after purchase due to a change in the circumstances of the company or industry fundamentals, or in the general market or economic conditions.

THE WORLD INDEX HAS A MORE STABLE RETURN

PATTERN THAN ANY OF ITS COMPONENT REGIONS

    MSCI    These Index Returns are in U.S. Dollars. Five-Year Regional
   INDICES Performances Success is Ordered from #1 (Best) to #4 (Worst).
  FIVE-YEAR
   PERIOD      WORLD      EUROPE       USA        JAPAN      PACIFIC
   RETURNS                                                  EX JAPAN
  1970-1974      -1.3%     -0.9%(#2)   -3.4%(#3)   16.0%(#1)  -6.2%(#4)
  1975-1979      16.0%     18.9%(#2)   13.3%(#4)   18.8%(#3)  27.5%(#1)
  1980-1984      12.4%     6.1%(#3)    14.5%(#2)   17.0(#1)   4.1%(#4)
  1985-1989      28.0%     32.3%(#2)   19.8%(#4)   41.4%(#1)  22.4%(#3)
  1990-1994      4.2%      7.0%(#3)    9.2%(#2)    -3.4%(#4)  15.3%(#1)
  1995-1997      17.1%     22.6%(#2)   32.0%(#1)   -13.3%(#3) -15.0%(#4)
  1970-1997      12.2%     13.3%       12.5%       14.4%      11.6%
*Source:Global  Capital  Institute  and  Morgan  Stanley  Capital  International
 (MSCI). This historical performance does not represent the performance of the Fund and is no guarantee of future results.

The table above presents the performance of the global stock markets from January 1, 1970, to December 31, 1997.

Returns are shown in a series of five-year periods, except for the current three-year period. The world's returns are followed by those of its four component regions.

Regional performance is highlighted using ranks from #1 (best) to #4 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance. that the world and its regions all have quite similar long-term records. But observe that the world index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects the Advisor's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environments. This promotes success in reaching long-term investment goals.

The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. These equity securities may be of any nation. The Fund may purchase foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. The Fund may also invest in any other type of security, including debt securities.

Under normal market conditions, the Fund will invest in at least ten countries.

If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, the Fund may hold cash or cash equivalents, or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy.

Though not a standard procedure, the Fund may use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of the Fund's portfolio. These techniques include borrowing securities, buying and selling options, futures contracts, or options on futures contracts, or entering into forward foreign currency exchange contracts. Borrowing may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio.

Portfolio Diversification
In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of assets represented by its ten largest holdings. According to the Morningstar Principia Database, as of January 31, 1998, the average world stock mutual fund had 22.8% of its assets invested in its ten largest holdings. At the same time, the Fund had only 11.6% of its assets invested in its ten largest holdings.

Portfolio Turnover
Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio. For example, if the portfolio turnover rate is high (for example, 100% or more), then the average holding period is one year or less. If the portfolio turnover rate is 50%, then the average holding period would be two years. Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. According to the Morningstar Principia Database, the average portfolio turnover rate for a world stock mutual fund is 94% as of January 31, 1998. The Fund had a 52% portfolio turnover rate for the year ended January 31, 1998.

Performance
Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual returns smooth out variations in performance; they are not the same as actual year-by-year results.

Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

The Fund sometimes shows its performance compared to stock indexes (described in the statement of additional information), or gives its ratings or rankings determined by an unrelated organization.

Information about the performance of the Fund is contained in the Annual Report to Shareholders, which may be obtained free of charge by calling 1-800-811-0535.

The No-Load Advantage

o Thomas White World Fund is 100% no-load, which means that all of your money goes to work for you immediately. There are no sales charges, no 12b-1 fees and no back-end load fees, so all of your dollars are invested at net asset value. The Fund typically invests in companies for longer holding periods, so the frequency of its purchases and sales is below average. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

Fund Facts

o   The Fund was opened to investors on June 28, 1994.

o The professionals at the Fund's advisor maintain a strong ethics policy that restricts them from buying all common stocks. Ethics policies are in place to assure Fund shareholders that potential conflicts of interest are minimized and monitored.

o Thomas White International, Ltd., the advisor to the Fund, sells research to institutional money managers worldwide.




Your Account with the Fund
Doing Business with the Thomas White World Fund
The Fund provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 7:00 p.m. Chicago (central) time.

Call 1-800-811-0535:
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o    For  help  in  setting  up  your  account,  prices,   literature,  or  Fund
     information;

o    For help with existing Individual Retirement Accounts ("IRAs");

o To add to your existing account or to redeem shares by phone, call our transfer agent by 3:00 p.m. Chicago (central) time;

o For your last 5 transactions, current net asset value ("NAV"), current account value and dividend distribution. Our automated phone system can provide information 24 hours a day.

How to Buy Shares
You can open a new account by mailing in an application with your check or money order.

After your account is open, you may add to it by:

o mailing a check or money order with the stub from one of your account statements or a letter containing your name and account number.

o enrolling in the Automatic Investment Plan, which enables automatic monthly or quarterly purchases directly from your bank account;

o moving money from your bank by telephone if you participate in the Telephone Purchase Plan;

o    wiring money from your bank;

You must make your telephone purchases by 3:00 p.m. Chicago (central) time.

If you are investing through an IRA for the first time, you will need a special application. Call 1-800-811- 0535 to receive information and an application for an IRA. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

MINIMUM INVESTMENTS
To open an account         $2,500

To open an IRA             $1,000

To open an Automatic
Investment Account         $1,000

To open a spousal IRA      $  200

To add to an account       $  100

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-811-0535 at least one week prior to your next scheduled investment date.

Shares of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased in this manner, the Processing Intermediary, rather than its customer, may be the shareholder of record of the shares. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund.

Investors may be charged a fee if they effect transactions in Fund shares through a broker, agent, or other Processing Intermediary. In addition, the Advisor may, from time to time, make payments to Processing Intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and Shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Fund or its shareholders.

CHOOSING YOUR ACCOUNT
REGISTRATION


Individual or Joint Ownership
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) To invest for a minor's education or other future needs

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

Corporation or Other Entity
For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. IRAs require a special application (call 1-800-811-0535); lower minimum investments apply.

o Individual Retirement Accounts (IRAs), including Roth IRAs, allow anyone of legal age and under 701 1/42 with earned income to save up to $2,000 per tax year. If your spouse has (or elects to be treated as having) earned income of less than $250 your spouse may invest in a "Spousal IRA." Each account is subject to the $2,000 maximum; the maximum for your combined accounts is $4,000.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Simplified Employee Pension Plans (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

o Savings Incentive Match Plan for Employees (SIMPLE)- Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

o Other retirement plans- The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

HOW TO BUY SHARES OF THE FUND
Mail

To open an account:

o Complete and sign the application. Make your check payable to "Thomas White World Fund." Mail to the address on the application, or for overnight delivery:

       Thomas White World Fund
       Shareholder Services Center
       615 East Michigan Street
       3rd Floor
       Milwaukee, WI 53202

To add to an account:

o Make your check payable to "Thomas White World Fund" and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

Phone 1-800-811-0535

To open an account:

o You may only open a new account by phone if you wire your investment to the Fund. See the section "Wire" on the next page.

To add to an account:

o Use the Telephone Purchase Plan to transfer funds from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs).

You must make your telephone purchases by closing time, which usually is 3:00 p.m. Chicago (central) time.

Automatic Investment Plan


To open an account:

o You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:

o If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines
o    Your bank must be a member of Automatic Clearing House (ACH).
o If the transfer is from a checking account, this application must be accompanied by a voided check.
o If the transfer is from a savings account, this application must be accompanied by a withdrawal slip.
o Application must be received, with initial investment, at least 15 business days prior to initial ACH transaction.
o If the automatic purchase cannot be made due to insufficient funds, a $15 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.
o    This plan will terminate upon redemption of all shares in your account.

Wire


To open an account:

o If you make your initial investment by wire you must fill out an application marked "follow-up" and send it to our transfer agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Fund, call and establish an account to ensure the Transfer Agent correctly credits your account.

To add to an account:

o  Wire to:
   Firstar Bank Milwaukee, N.A
   ABA Number 07500-0002
   Trust Funds,
     Acct Number 112-952-137
   For further  credit to Thomas White World Fund
   (Investment  account  number)
   (name or account registration)

How to Sell Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your redemption request is received in good order. Good order may include, among other items, verification of any recent address or bank account changes and conformation of payment for recent purchases. See "Shareholder and Account Policies" for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

The Telephone Redemption Plan
This option lets you redeem shares by phone. You must make your telephone redemptions by 3:00 p.m. Chicago (central) time. You must have selected this option on your application.

The proceeds will be sent to your bank account via the ACHnetwork. This generally takes 2-3 business days. If you have changed the address on your account by telephone within 30 days of the request, this service is not available.

For a $12 fee the proceeds can be wired to your bank. If the proceeds are wired, your bank account will be credited the following business day. You must designate a bank account on your purchase application, or in writing with a signature guarantee, to have the proceeds of a redemption wired.

Selling Shares in Writing
Please send a letter with:
o your name;
o your Fund account number;
o the dollar amount or number of shares to be redeemed; o any other applicable requirements listed in the table on the page 19.

Mail your letter to:
  Thomas White World Fund  c/o Firstar Trust Co.
  P.O. Box 701
  Milwaukee, WI 53201-0701

If you are using overnight mail:
   Thomas White World Fund
   Mutual Fund Services
   615 E. Michigan St.
   3rd Floor
   Milwaukee, WI 53202

Certain requests must include a signature guarantee, designed to protect you and the Fund from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    you wish to redeem more than $50,000 worth of shares;

o your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

o your address has changed within the last 30 days and you would like to redeem shares;

o the check is being mailed to an address different from the one on your account (record address);

o    the check is being made payable to someone other than the account owner; or

o you are instructing the Fund to wire the proceeds to a bank or brokerage account and have not signed up for the Telephone Redemption Plan.

The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

The price at which your shares will be redeemed is determined by the time of day our transfer agent receives your redemption request. The price per share is always the next NAV per share calculated after your redemption request, including any required signature guarantee or supporting documents, is received. The Fund calculates the NAV as of Closing Time on each day the New York Stock Exchange (NYSE) is open for trading. Closing Time is the close of regular session trading on the NYSE, which is usually 3:00 p.m. Chicago (central) time, but is sometimes earlier.

To redeem at today's price:

o Use the Telephone Redemption Plan to call your redemption request in before Closing Time.

o Have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to our transfer agent before Closing Time.

HOW TO SELL SHARES OF THE FUND
Phone 1-800-811-0535
All accounts except IRAs

     To  verify  that  the  Telephone   Redemption   Plan  is  in  place,   call
     1-800-811-0535. This may be selected on the application.

You must make your telephone redemptions by Closing Time, which usually is 3:00 p.m. Chicago (central) time.

Mail
Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

o The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs
o The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust
o The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.

Business  or  Organization
o The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery

o Include a corporate resolution certified within the last 30 days if the amount to be redeemed exceeds $50,000.

Executor, Administrator, Conservator, Guardiantion
o    Call 1-800-811-0535 for instructions.

Wire
All account types except IRAs
o You must sign up for payment of redemptions by wire before using this feature. Call to verify that this service is in place - 1-800-811-0535.

o    There  is a $12  fee  for  this  service.

You must make your telephone redemptions by Closing Time, which usually is 3:00 p.m. Chicago (central) time.

Note: Some redemptions require signature guarantees. Please see page 17.


Shareholder  Services and Account Policies
Statements and Reports

The Fund will send to you the following information:

o Confirmation statements (after every transaction in your account or change in your account registration)

o    Year-end account statements

o    Quarterly statements

o    Annual and Semi-annual Reports

o    Prospectus  updates

If you would like us to send duplicate statements to someone, simply call us at 1-800-811-0535, and we can take your request over the phone.

If you need copies of your historical account information, please call 1-800-811-0535. There is a $15 fee per account charged for transcripts going back more than three years from the date the request is received by the Fund.

Share Price
The Fund is open for business each day the New York Stock Exchange (NYSE) is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's NAV calculated at the next Closing Time after receipt of your order.

The Fund's Net Asset Value is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of 3:00 p.m. Chicago (central) time, if that is earlier. That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at noon of that day. The exception to this policy is Canadian securities, which are converted into their U.S. dollar equivalent at the close of the Canadian market (3:00 p.m. Chicago (central) time under normal conditions).

Securities for which market quotations are not readily available and other assets are valued at fair value as determined by Thomas White International using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

Your purchase or redemption of Fund shares will be priced at the next NAV calculated after your investment (including the application, if for a new account, and the money) or redemption request is received and your account is in good order. An order received before Closing Time will get that day's price. All orders received after Closing Time will receive the next day's NAV.

Purchases

o All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not open an account with a third party check.

o    The Fund does not accept cash or credit cards.

o If payment for your check or telephone order does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

o    Your  Automatic   Investment  Plan  and  Telephone  Purchase  Plan  may  be
     immediately terminated in the event that any item is unpaid by your financial institution.

o When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day after you call and the Fund shares purchased are at the NAV calculated after the money is transferred.

At the discretion of the Fund, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. See the SAI for further information.

Investors who make excessive moves in and out of the Fund generate additional costs that fall upon all the Fund's shareholders. To minimize such costs, the Fund reserves the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of the Fund.

Redemptions
o Normally, redemption proceeds will be mailed within seven days after the transfer agent receives a request for redemption.

o The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

o If you elected to participate in the Telephone Redemption Plan, payment will be sent to your bank with the ACHnetwork. It generally takes 2-3 business days for the proceeds to be credited to your bank account. If you would like the proceeds to be wired to your bank account, there is a $12 fee for this service. In addition, your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-811-0535 for more information.

If the value of your account falls below $2,500, due to redemptions, the Fund reserves the right to close your account and send the proceeds to you. In addition, the Fund may involuntarily redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption will be sent to the investor's address of record. A date at least 30 days after the mailing date will be set and shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional shares are purchased to bring the account value up to $2,500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, your cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

Address Changes
You may change your address by calling 1-800-811-0535. The Fund will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

Telephone Transactions
(For your protection, all transactions are completed over a recorded line.) You may initiate the following transactions by telephone:

o  Change your address;

o  Request duplicate statements to be sent to someone you designate;

o  Request a current account statement;

o Purchase shares through the Telephone Purchase Plan (plan must be pre-established);

o Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and your address of record must not have changed in the last 30 days);

o Redeem shares and have proceeds credited to your bank account if enrolled in the Telephone Redemption Plan (not available for IRA accounts);

o Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

o    Add or discontinue the Telephone Redemption privilege to your account;

o    Change your distribution option (does not apply to IRA accounts);

o Exchange money from an individual account to an existing IRA account with an identical registration;

o Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Fund will not be responsible for any losses resulting from unauthorized or fraudulent transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, decline these privileges on your account application or call the Fund for instructions at 1-800-811-0535.

If you are unable to reach the Fund by phone (for example during periods of unusual market activity), consider placing your order by mail.

Account Registration Changes
From time to time you may find it necessary to make changes to your account privileges or registration. The following easy-to-use shareholder forms are available upon request by calling 1-800-811-0535:

To accomplish this:

For changes to account privileges

For re-registering your current account

For changes to your IRA beneficiary designations

For transferring money from an IRA account with another institution to the Fund

For redeeming shares from your IRA account

Please request this form:

o  Application

o  Application

o  Change of Beneficiary

o  IRA Transfer Form

o  IRA Withdrawal Form

Dividends, Distributions, and Taxes
The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution option, call us at 1-800-811-0535.

The Fund offers four options:

o Your income dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
o You will be sent a check for each income dividend and capital gain distribution.
o Your capital gain distributions will be automatically reinvested, but you will be sent a check for each income dividend.
o Your income dividends will be automatically reinvested, but you will be sent a check for capital gain distributions.
For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 591 1/42 years old. After you are 591 1/42, you may request payment of distributions in cash. When you reinvest, the reinvestment price is the Fund's NAV at Closing Time on the reinvestment date.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed. If your account is a tax-deferred account, for example, an IRA or an employee benefit plan account, the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules.

Taxes on Distributions
Each year, the Fund intends to elect and qualify for treatment as a regulated investment company under the Internal Revenue Code. As such, the Fund intends to distribute to shareholders substantially all of its net investment income and realized capital gains, which generally will be subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if they were received by you on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as capital gains, but the rate of tax will vary depending upon the Fund's holding period of the assets whose sale gives rise to the gain. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous year.

Taxes on Transactions
Your redemptions - including exchanges between accounts - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain, and if so, the amount of tax to be paid.

Understanding Distributions:

As a Fund shareholder, you are entitled to your share of the Fund's net income and any net gains realized on investments.

The Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gain distributions.

All dividends and distributions, whether received as cash or reinvested in the Fund, are subject to tax.

Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Foreign Income Taxes
Investment income received by the Fund from sources within foreign countries may by subject to foreign income taxes withheld at the source.

If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund; this information will be sent to you as part of your annual Form 1099.

When you sign your account application, you will be asked to certify that:

o    your Social Security or taxpayer identification number is correct, and

o that you are not subject to 31% backup withholding for failing to report income to the IRS.

If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

The Fund in Detail

Organization
Thomas White World Fund is a diversified series of Lord Asset Management Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently has one series of Shares, which is a mutual fund: the Thomas White World Fund. The Trust is a Delaware business trust organized on February 9, 1994.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

The Trust is governed by a Board of Trustees, who are responsible for protecting the interests of the shareholders of the Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Fund. A majority of Trustees are not otherwise affiliated with the Fund or Thomas White International.

The Fund may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

As of January 31, 1998, John W. Galbraith owned a controlling interest of the Fund.

Management
The Fund is managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. The Advisor chooses the Fund's investments and handles its affairs, under the direction of the Board of Trustees. The Advisor provides the Fund with investment research, advice, supervision and certain overhead items and facilities. Thomas White International provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., the Fund's portfolio manager and Chairman of Thomas White International, has been managing investments over the past thirty-two years. Mr. White founded Thomas White International in June of 1992. Before that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he founded in 1982. Further information concerning the Advisor is included under the heading "Investment

Management and Other Services" in the SAI.

Custodian
State Street Bank and Trust Company is the Fund's custodian.

Transfer Agent
Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer agent and monitors compliance with state laws.

Expenses
Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price and dividends.

The Fund pays a management fee, equal to 1.00% of the fund's average daily net assets on an annual basis, to Thomas White International for managing its investments and business affairs. See "Expenses and Performance."

The Fund pays the management fee to the Advisor and the fees of its custodian, transfer agent, auditors, and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Fund or Thomas White International.

Brokerage Commissions
The receipt of research services from a broker and the sale of Fund shares by a broker are factors that may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Fund's brokerage policies.

Securities, Investment Practices, and Risks
The following pages contain more detailed information about types of investments the Fund may make, and strategies Thomas White International may employ in pursuit of the Fund's investment objective, including information about the associated risks and restrictions. The Fund's investment objective and certain investment restrictions set forth under "Investment Objective and Policies - Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without shareholder approval.

Thomas White International may not buy all of these instruments or use all of these techniques to the full extent permitted, unless it believes that doing so will help the Fund achieve its goal.

Equities
Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to be unpredictable in the short term.

Foreign Securities
International investing allows you to achieve greater diversification and to take advantages of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those in the U.S., and risks which may in some ways be greater than in U.S. investments, including:

o    fluctuations  in  exchange  rates  of  foreign  currencies;
o    less public information with respect to issuers of securities;
o less governmental supervision of stock exchanges, securities brokers, and issuers of securities;
o    different accounting, auditing, and financial reporting standards;
o    different settlement periods and trading practices;
o less liquidity, frequently greater price volatility, and higher transaction costs;
o    imposition of foreign taxes; and
o sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might:

o    restrict investments by foreigners;
o    expropriate assets;
o    seize or nationalize foreign bank deposits or other assets;
o    establish exchange controls; or
o    enact other policies that could affect investment in these nations.

Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as:

o    growth of gross domestic product;
o    rates of inflation;
o    currency depreciation;
o    capital reinvestment;
o    resource self-sufficiency; and
o    balance of payments positions.

Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

Under normal market conditions the Fund will hold no more than fifteen percent of its net assets in emerging market securities.

Depositary Receipts
ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities, as discussed above. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

Debt Securities
Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated in any rating category by Standard & Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or which are not rated by S&P or Moody's. Securities rated below "investment grade," i.e. rated below Baa by Moody's or BBB by S&P are described as "speculative" by both Moody's and S&P. Such securities, as well as unrated securities determined to be of comparable quality, are sometimes referred to as "junk bonds" and may be subject to greater market fluctuations, less liquidity and greater risks. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest or hold more than 5% of its net assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of equivalent investment quality as determined by Thomas White International.

The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of the Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund may also invest in "Brady Bonds," which are debt obligations created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with restructuring the debt of these entities. For more information about Brady Bonds, see the SAI.

Futures Contracts
The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objective and Policies -Futures Contracts" in the SAI. The Fund will limit its use of futures contracts so that no more than 5% of that Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

Temporary Investments
The Fund may, because of adverse market conditions, decide to take a temporary defensive position, subject to the restrictions explained in the SAI. The Fund may invest up to 100% of its total assets in the following instruments:

o  Cash;

o Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. government or the governments of foreign countries or their agencies;

o  Finance company and corporate commercial paper;

o  Other short-term corporate obligations;

o Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks;

o Repurchase agreements with banks and broker-dealers with respect to the above listed securities.

Repurchase  Agreements
When the Fund purchases a security from a U.S. bank or registered broker-dealer, it may simultaneously enter into a repurchase agreement. This means the seller agrees to repurchase the security at a specified time and price. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. All repurchase agreements entered into by the Fund will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. Although the Fund may enter into repurchase agreements, it has no present intention of doing so.

Options on Securities or Indices
The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a put or call option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

Forward Foreign Currency Contracts and Options on Foreign Currencies
The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund generally will not enter into a forward contract with a term of greater than one year.

The Fund generally will enter into forward contracts only under two circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into forward contract.

The Fund also may use a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. This second investment practice is generally referred to as "cross-hedging." The Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Thomas White International may aggregate those positions as to the currency being hedged.

The Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Like other kinds of options, however, the writing of an option on a foreign currency creates only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates. If, however, the rate moves adversely to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Other Investment Companies
Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such circumstances unless, in the judgment of Thomas White International, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

The Fund may invest in shares of closed-end investment companies. Generally, this would not exceed 10% of the Fund's net assets.

Borrowing
The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's NAV. Borrowings will be subject to interest and other costs. For further details see the SAI.

Loans of  Portfolio  Securities
The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and which may be subject to abrupt and erratic price movements. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that the Advisor determines to be liquid in accordance with guidelines established by the Board of Trustees. The Fund has a separate policy that no more than 10% of its net assets may be invested in restricted securities which are securities restricted as to resale, including Rule 144A securities. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories, described in the SAI.

CONTACTING THE FUND

Mail

Thomas White World Fund
c/o Firstar Trust Co.
P.O. Box 701
Milwaukee, WI 53201-0701

Thomas White World Fund
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, IL 60605

o for regular mail delivery, including purchases, redemptions, and IRA contributions

o    for overnight deliveries of purchase, redemptions, or IRA contributions

o    the Fund's Investment Advisor


Phone


1-800-811-0535

o for Fund information, account balances, literature, prices, and performance information

o    for telephone purchases and redemptions, and for IRA information

Customer service is available on business days from 8:00 a.m. to 7:00 p.m. Chicago (central) time. Telephone requests for purchase and redemptions from the Fund generally must be made by 3:00 p.m. Chicago (central) time.

Web-Site

Please visit our web site to learn more about the Thomas White World Fund and Thomas White International Ltd.

http://www.thomaswhite.com